                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                           -------------------------
                                    FORM 8-K
                           -------------------------



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                                 JUNE 30, 1998
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                       Date of report (Date of earliest
                                event reported)


                   WILSHIRE REAL ESTATE INVESTMENT TRUST INC.
             (Exact name of registrant as specified in its charter)


     MARYLAND                        0-23911                   52-2081138
----------------------    ---------------------------    -----------------------
 (State or other             Commission File Number         (I.R.S. Employer
 jurisdiction of                                         Identification Number)
 incorporation)


                  1776 SW MADISON STREET, PORTLAND, OR  97205
         ------------------------------------------------------------
            (Address of principal executive offices)  (Zip Code)


                                (503) 223-5600
         Registrant's telephone number, including area code


                                Not Applicable
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On June 30, 1998, Wilshire Real Estate Investment Trust Inc. (the "Company") acquired Warner Estates, a 227,525 square foot multi-tenant commercial property portfolio, including 93,267 square feet of retail space, comprised of twenty-one (21) commercial properties located in the United Kingdom. The purchase price was approximately (Pounds)13.7 million (approximately US $24.1 million at exchange rates in effect on June 30, 1998). The source of the funds used for the acquisition was an $18.8 million mortgage loan from Barclays Bank PLC and available cash. The properties were acquired from Lancaster Holdings Limited, Lotkeep Limited, Fordhare Limited, Cardiff & Provincial Properties Limited, Vere Street Investments Limited, Warvale Limited and Warner Estate, Limited (collectively, the "Sellers"), each a third party unaffiliated with the Company. The purchase price was determined through arms length negotiations between the Company and the Sellers. The Company intends to continue to use the buildings within the complex as commercial rental properties.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) As of the date of this Form 8-K, the financial statements relating to the assets acquired are not available, but will be filed by the Company on Form 8-K as soon as practicable.

(b) As of the date of this Form 8-K, the pro forma financial information relating to the assets acquired is not available, but will be filed by the Company on Form 8- K as soon as practicable.

(c)  Exhibits.


     2.1 Sale contract, between Warner Estate, Limited (et al) and Myrtle Properties Limited (name subsequently changed to WREP Island Limited), dated June 30, 1998.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    WILSHIRE REAL ESTATE
                                     INVESTMENT TRUST INC.



Date:  September 29, 1998           By: /s/ Chris Tassos
                                        ---------------------------
                                    Chris Tassos
                                    Executive Vice President and
                                    Chief Financial Officer





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